UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2014

SpeedSport Branding, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-155318	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sunrise Center Dr. Thomasville, NC	60661
(Address of Principal Executive Offices)	(Zip Code)

(336) 210-6410 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2014, Registrant appointed Roy Montgomery, the Chief Executive Officer of the Registrant, to the position of Interim Chief Financial Officer of the Registrant. Timothy J. Koziol, the former Chief Financial Officer, had submitted his resignation on May 30, 2014.

Mr. Koziol had submitted his resignation due to his becoming a full time officer and director of an unrelated private company.

The Chief Executive Officer of the Registrant will be Interim Chief Financial Officer while the Registrant seeks to replace Mr. Koziol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpeedSport Branding, Inc..
Dated: June 6, 2014	By:	/s/ Roy Montgomery
		Name:	Roy Montgomery
		Title:	Chief Executive Officer and Chief Financial Officer